                                                                                                            Exhibit 99.1

                                                 JOINT FILER INFORMATION

This Statement on Form 4 is filed by Leon D. Black, the Black Family 1997 Trust, the Leon D. Black Trust UAD 11/30/02
FBO Alexander Black, the Leon D. Black Trust UAD 11/30/02 FBO Benjamin Black, the Leon D. Black Trust UAD 11/30/02 FBO
Joshua Black and the Leon D. Black Trust UAD 11/30/02 FBO Victoria Black
The principal business address of each of the Reporting Persons is addressStreet9
West 57th Street, Suite 4300, CityNew York, StateNew York PostalCode10019.
Name of Designated Filer:  Leon D. Black
Date of Event Requiring Statement:  August 29, 2009
Issuer Name and Ticker or Trading Symbol: Environmental Solutions Worldwide Inc. (ESWW.OB)

                                                                 LEON D. BLACK

                                                                 By: /s/ Leon D. Black
                                                                     -----------------------------------------
                                                                 Name: Leon D. Black

                                                                 BLACK FAMILY 1997 TRUST

                                                                 By: /s/ John J. Hannan
                                                                     ------------------------------------------
                                                                 Name: John J. Hannan
                                                                 Title: Trustee

                                                                 LEON D. BLACK TRUST UAD 11/30/92 FBO BENJAMIN BLACK

                                                                 By: /s/ John J. Hannan
                                                                     ------------------------------------------
                                                                 Name: John J. Hannan
                                                                 Title: Trustee

                                                                 LEON D. BLACK TRUST UAD 11/30/92 FBO ALEXANDER BLACK

                                                                 By: /s/ John J. Hannan
                                                                     ------------------------------------------
                                                                 Name: John J. Hannan
                                                                 Title: Trustee

                                                                 LEON D. BLACK TRUST UAD 11/30/92 FBO JOSHUA BLACK

                                                                 By: /s/ John J. Hannan
                                                                     ------------------------------------------
                                                                 Name: John J. Hannan
                                                                 Title: Trustee

                                                                 LEON D. BLACK TRUST UAD 11/30/92 FBO VICTORIA BLACK

                                                                 By: /s/ John J. Hannan
                                                                     ------------------------------------------
                                                                 Name: John J. Hannan
                                                                 Title: Trustee